UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

SEAGATE TECHNOLOGY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-31560	98-0355609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	Not Applicable
(Address of principal executive offices)	(Zip Code)

(345) 949-8066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Registrant’s board of directors (the “Board of Directors”) has determined that, effective as of April 28, 2005, the next scheduled meeting of the Compensation Committee of the Board of Directors (the “Compensation Committee”), Compensation Committee members who attend Compensation Committee meetings will receive $2,500 cash compensation, plus reimbursement for reasonable out-of-pocket travel expenses, for each such meeting attended.

Item 7.01. Regulation FD Disclosure.

On February 8, 2005, the Registrant’s Chief Executive Officer, Bill Watkins, and Chief Financial Officer, Charles Pope, made a webcast presentation at the Thomas Weisel Partners Tech2005 Conference. In their presentation, they stated that (1) current market conditions reflect levels of demand for the Registrant’s products that are consistent with expectations, although modestly higher than expected with respect to enterprise drives, as to which higher demand the Registrant might not be able to fully satisfy; (2) current pricing trends reflect modest declines which are consistent with expectations; and (3) the Registrant now expects that it will be able to achieve a higher gross profit margin in the current quarter of approximately 23%.

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to future financial performance, price and product competition, customer demand for our products, and general market conditions. These forward-looking statements are based on information available to the Registrant as of the date of this current report and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the Registrant’s control. In particular, such risks and uncertainties include the variable demand and the aggressive pricing environment for disc drives; dependence on the Registrant’s ability to successfully introduce, qualify, manufacture in volume on a cost-effective basis and sell on a timely basis and with acceptable quality the new disc drive products announced by the Registrant in June 2004; and the adverse impact of competitive product announcements and possible excess industry supply with respect to particular disc drive products. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Registrant’s Annual Report on Form 10-K/A as filed with the U.S. Securities and Exchange Commission on September 3, 2004 and in the Registrant’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on January 28, 2005. These forward-looking statements should not be relied upon as representing the Registrant’s views as of any subsequent date and the Registrant undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005	SEAGATE TECHNOLOGY

	By:	/s/ WILLIAM L. HUDSON
Name: William L. Hudson Title: Executive Vice President, General Counsel and Secretary